UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-07702

Value Line Asset Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, 21st Floor, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31, 2017

Date of reporting period: September 30, 2016

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/16 is included with this Form.

Semi-Annual Report
September 30, 2016

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds (obtainable from the Distributor).
#00185354

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended September 30, 2016.
During the semi-annual period, the broad small-cap equity market generated a robust positive return, while the broader U.S. equity and fixed income markets lagged but also generated solid positive returns. The semi-annual period was highlighted by each of the Funds being recognized for both their short- and long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended September 30, 2016 (small growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the small-cap growth category among 660 funds as of September 30, 2016 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low and an overall Return rating of Above Average.i Further, during the semi-annual period, Value Line Small Cap Opportunities Fund, Inc. was named to the Fund Picks from FidelitySM list.

•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended September 30, 2016 (allocation 50% to 70% equity category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the allocation 50% to 70% equity category among 826 funds as of September 30, 2016 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of Above Average.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended September 30, 2016, especially given the newsworthy events in the semi-annual period.
Economic Review
The capital markets generated positive returns during the semi-annual period, but generally moderate increases in the broad equity and fixed income markets were posted against a backdrop of disappointing economic growth at home and globally.
U.S. Gross Domestic Product (GDP) rose 1.4% during the second quarter of 2016, which was greater than the 0.8% rate of the first quarter of 2016 but significantly less than the anticipated growth. Significant improvements in consumer spending were responsible for most of the increase due in large part to continued tightening in the labor market. However, this robust pace of consumer spending did not extend to home sales over the summer months. Existing home sales eased despite mortgage rates near record lows. Higher home prices and limited inventory kept some potential buyers on the sidelines. The advance estimate for third quarter of 2016 GDP by the Bureau of Economic Analysis is 2.9%. The acceleration in real GDP growth in the third quarter reflected an upturn in private inventory investment, an acceleration in exports, a smaller decrease in state and local government spending, and an upturn in federal government spending. These were partly offset by a smaller increase in personal consumption expenditures and a larger increase in imports. It is also worth noting that a widely followed report by the Institute of Supply Management showed manufacturing activity strengthened somewhat, and the U.S. economy grew for the 88th consecutive month.
Throughout the semi-annual period, investors kept a keen focus on the Federal Reserve (the Fed) for clues as to when it would make its long anticipated second increase in short-term interest rates. To date, the Fed only hiked interest rates once in this cycle, in December 2015. While a mid-2016 rate increase had been seen as likely, the Fed resumed its dovish stance after a disappointing jobs report in May 2016 and after global uncertainty heightened following the U.K.’s passage of a referendum to leave the European Union, popularly known as Brexit. Additionally, U.S. inflation continued to fall short of the Fed’s target, and wage growth remained modest. While there was some retracement in energy prices during the semi-annual period, it was not enough to push inflation to the Fed’s 2% threshold. Indeed, the headline Consumer Price Index (CPI) rose 1.5% year over year before seasonal adjustment as of September 2016, its largest 12-month increase since October 2014. Keeping headline inflation suppressed were the energy portion of the CPI, which was down 2.9%, and the food portion of the CPI, which declined 0.3%, each for the 12 months ended September 30, 2016. However, core CPI, which excludes food and energy, ran at a more stable 2.2% for the 12 months ended September 30, 2016, driven mainly by price increases in medical care, housing and transportation. Still, recent economic data underscore robust employment patterns, leading to wider investor expectations for a single rate increase before the end of the calendar year.
All that said, the U.S. economy continued to be the world’s largest and seemingly most robust. While U.S. interest rates remained low, several countries, including Germany, France and Japan, faced a challenging environment of negative interest rates. This disparity in rates fostered a strong appetite for U.S. sovereign bonds with their relatively more attractive yields. The specter of Brexit, followed by its unexpected passage, provided added luster to the U.S. Treasury market. The heightened global uncertainty sparked a strong rally in risk-free assets, pushing the 30-year U.S. Treasury bond to total returns in excess of 6% for the semi-annual period.

President’s Letter (unaudited) (continued)

Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 6.40% during the six months ended September 30, 2016.
Despite the volatility that rocked the U.S. equity market, along with global equity markets, after the U.K. Brexit vote in late June 2016, the U.S. equity market delivered a solid gain for the second quarter of 2016 as a whole. The S&P 500® Index returned 2.46%, with most sectors posting positive results. A rebound in oil prices sent the energy sector up more than 10%. Utilities, telecommunication services and health care stocks rose nearly 6%. Consumer discretionary and information technology stocks posted losses. Central bank policies were the dominant force in the third quarter of 2016, initially driving the U.S. equity market sharply lower after the European Central Bank declined to further ease rates. However, U.S. equities rebounded in mid-September when neither the Bank of Japan nor the Fed took action to raise interest rates. The S&P 500® Index returned 3.85% in the third quarter of 2016, with seven of 11 sectors posting positive results. (Notably, real estate became its own sector within major indices during the quarter.) Information technology stocks performed particularly well. Telecommunication services, utilities, consumer staples and real estate lost ground.
For the semi-annual period overall, small-cap stocks within the U.S. equity market performed best by a wide margin, followed by mid-cap and then large-cap stocks, which still posted solid positive returns. Value stocks outperformed growth stocks across the capitalization spectrum. Among the sectors of the S&P 500® Index, all 11 posted positive returns, but there was notable divergence. The energy sector performed best, generating double-digit gains. The information technology, financials, materials and health care sectors also outpaced the S&P 500® Index for the semi-annual period. Utilities was the weakest sector during the semi-annual period, eking out only a modestly positive return. Telecommunication services, consumer staples and consumer discretionary were also comparatively weak performing sectors.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index4, posted a return of 2.68% during the semi-annual period, lagging the performance of the broad U.S. equity market.
For the semi-annual period overall, high yield corporate bonds, sovereign emerging markets debt and investment grade corporate bonds outperformed U.S. Treasuries most, followed by commercial mortgage-backed securities, agency securities, mortgage-backed securities and asset-backed securities.
The U.S. Treasury yield curve, or spectrum of maturities, flattened during the semi-annual period, as yields on shorter-term maturities rose and yields on intermediate and longer-term maturities fell. The yield on the bellwether 10-year U.S. Treasury declined approximately 18 basis points to end the semi-annual period at 1.59%. (A basis point is 1/100th of a percentage point.)
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their

4

Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 stars next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five- and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year ratings/40% three-year rating. At least 10 years uses 50% ten-year rating/30% five-year rating/20% three-year rating.
i
For Value Line Small Cap Opportunities Fund, Inc.: Four-star rating for 3-year (660 funds), 10-year (433 funds) and overall (660 funds) periods ended September 30, 2016; five-star rating for 5-year (596 funds) period ended September 30, 2016. All in the small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended September 30, 2016. Morningstar Return: Above Average for the 3-year, 5-year, 10-year and overall periods ended September 30, 2016.

ii
For Value Line Asset Allocation Fund, Inc.: Four-star rating for 3-year (826 funds); 10-year (492 funds) and overall (826 funds) periods ended September 30, 2016; five-star rating for 5-year (716 funds) period ended September 30, 2016. All in the allocation 50% to 70% equity category. Morningstar Return: Above Average for the 3-year, 10-year and overall periods ended September 30, 2016; High for the 5-year period ended September 30, 2016.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is long-term growth of capital.
To achieve the Fund’s investment objective EULAV Asset Management (the “Adviser”) normally invests at least 80% of the market value of the Fund’s assets in U.S. common stocks of small capitalization (including micro capitalization) companies, as measured at the time of purchase. A portion of the Fund’s assets may be invested in mid-capitalization companies. The Adviser uses Lipper Inc.’s definition, which considers a company to have a small market capitalization if its market capitalization is below the 85th percentile of the aggregate capitalization of all the companies in the Russell 3000 Index1. Both the market capitalizations of the companies in the index and the composition of the index change with market conditions.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended September 30, 2016.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 8.45% during the six months ended September 30, 2016. This compares to the 13.18% return of the Fund’s benchmark, the Russell 2000® Index2, during the same annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
While absolute returns were solid, the Fund underperformed the Russell 2000® Index during the six-month reporting period due primarily to stock selection. Sector allocation also detracted but more modestly so. Holding an average of 3% to 4% of portfolio assets in cash was a moderate drag, too, given the strong performance of the U.S. small-cap equity market during the reporting period. The rebound for U.S. small-cap equities was led by lower quality, more speculative micro-cap stocks that had been most hurt in the sharp market decline of the opening weeks of 2016. As the Fund’s investments lean more to higher quality, more consistent stocks within the small-company investment universe, our more conservative positioning dampened relative results.
Which equity market sectors most significantly affected Fund performance?
Stock selection in the materials and information technology sectors detracted most from the Fund’s relative results. Having an underweighted allocation to the energy sector, which outperformed the Russell 2000® Index during the semi-annual period, also hurt. Partially offsetting these detractors was the positive contribution of effective stock selection in the industrials sector. Having no exposure to the telecommunication services sector, which posted negative returns in the Russell 2000® Index during the semi-annual period, also proved beneficial.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, among the stocks that detracted most from the Fund’s relative performance were semiconductor device developer Synaptics, automotive repair and tire services retailer Monro Muffler Brake and craft-brewed beer and cider products producer Boston Beer. Shares of each saw double-digit price declines during the semi-annual period, as each of the companies was beset by various operating difficulties.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were Tyler Technologies, an application software solutions and services provider for local governments; Acuity Brands, a lighting and control systems manufacturer; and Teledyne Technologies, an electronic subsystems and instrumentation provider for the aerospace and defense industries. Each of these companies saw double-digit share prices gains during the semi-annual period, each reporting strong operating results.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.
Did the Fund make any significant purchases or sales during the six-month period?
During the semi-annual period, we initiated Fund positions in more than a dozen names, including Drew Industries, a manufactured home and recreational vehicle components supplier; Proofpoint, an enterprise software solutions provider; and B&G Foods, a packaged foods producer. In our view, each has shown consistently strong operating results and share price gains over both the short and long term.

We eliminated the Fund’s positions in two exchange-traded funds (ETFs) — iShares Russell 2000 Growth ETF and iShares Russell 2000 ETF. We had always regarded these positions as temporary “placeholders,” as we sought to most advantageously invest new cash inflows from the Fund’s investors. Heartland Payment Systems, which provides bank card-based payment processing services to small- and medium-sized merchants in the U.S., was eliminated from the Fund when it was acquired by Global Payments. The Fund also happened to own consumer finance company Global Payments, which we subsequently sold, primarily because its market capitalization had grown well beyond the Fund’s small-cap investment mandate.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the six-month period ended September 30, 2016, the Fund’s allocation to the materials sector decreased from an overweight to a rather neutral position relative to the Russell 2000® Index.
How was the Fund positioned relative to its benchmark index at the end of September 2016?
As of September 30, 2016, the Fund was overweighted relative to the Russell 2000® Index in the industrials and consumer staples sectors. The Fund was underweighted relative to the Russell 2000® Index in the financials, health care, consumer discretionary, real estate, energy and telecommunication services sectors and was rather neutrally weighted compared to the Russell 2000® Index in the utilities, information technology and materials sectors on the same date.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 3000 Index is representative of total market capitalization stocks traded in the United States. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

2
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at September 30, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Lennox International, Inc.	80,800	$12,688,024	3.0%
Tyler Technologies, Inc.	62,658	10,728,929	2.6%
Waste Connections, Inc.	139,500	10,420,650	2.5%
Middleby Corp. (The)	80,000	9,889,600	2.3%
Toro Co. (The)	200,200	9,377,368	2.2%
RLI Corp.	126,600	8,654,376	2.0%
Teledyne Technologies, Inc.	79,400	8,569,642	2.0%
HEICO Corp.	118,145	8,175,634	1.9%
Casey’s General Stores, Inc.	66,800	8,026,020	1.9%
CLARCOR, Inc.	121,300	7,884,500	1.9%
Total			22.3%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments (unaudited)	September 30, 2016

Shares		Value
COMMON STOCKS (95.6%)
CONSUMER DISCRETIONARY (11.9%)
	APPAREL (1.2%)
20,400	Oxford Industries, Inc.	$1,381,080
163,500	Wolverine World Wide, Inc.	3,765,405
		5,146,485
	BUILDING MATERIALS (0.7%)
30,200	Drew Industries, Inc.	2,960,204
	COMMERCIAL SERVICES (1.3%)
89,900	Monro Muffler Brake, Inc.	5,499,183
	DISTRIBUTION/WHOLESALE (2.6%)
63,000	Core-Mark Holding Co., Inc.	2,255,400
53,200	G-III Apparel Group, Ltd.*	1,550,780
76,500	Pool Corp.	7,230,780
		11,036,960
	ENTERTAINMENT (0.9%)
18,900	Churchill Downs, Inc.	2,766,015
13,600	Marriott Vacations Worldwide Corp.	997,152
		3,763,167
	HOUSEHOLD PRODUCTS (0.5%)
26,300	Helen of Troy, Ltd.*	2,266,271
	LEISURE TIME (0.2%)
19,400	Vista Outdoor, Inc.*	773,284
	RETAIL (4.5%)
38,700	Asbury Automotive Group, Inc.*	2,154,429
19,800	Big Lots, Inc.(1)	945,450
43,000	Brinker International, Inc.(1)	2,168,490
31,000	Buffalo Wild Wings, Inc.*	4,362,940
47,900	Cheesecake Factory, Inc. (The)	2,397,874
45,300	Dave & Buster’s Entertainment, Inc.*	1,774,854
30,900	Domino’s Pizza, Inc.	4,692,165
15,600	Texas Roadhouse, Inc.	608,868
		19,105,070
		50,550,624
CONSUMER STAPLES (4.7%)
	BEVERAGES (0.8%)
22,000	Boston Beer Co., Inc. (The) Class A*(1)	3,415,720
	FOOD (2.0%)
35,800	B&G Foods, Inc.	1,760,644
38,900	Calavo Growers, Inc.	2,545,227
27,400	J&J Snack Foods Corp.	3,263,888
7,300	Lancaster Colony Corp.	964,257
		8,534,016
	RETAIL (1.9%)
66,800	Casey’s General Stores, Inc.	8,026,020
		19,975,756
ENERGY (0.2%)
	OIL & GAS (0.1%)
42,200	Atwood Oceanics, Inc.(1)	366,718
Shares		Value
COMMON STOCKS (95.6%) (continued)
	TRANSPORTATION (0.1%)
57,200	Hornbeck Offshore Services, Inc.*(1)	$314,600
		681,318
FINANCIALS (9.5%)
	BANKS (1.2%)
84,748	First Financial Bankshares, Inc.(1)	3,088,217
37,900	Prosperity Bancshares, Inc.	2,080,331
		5,168,548
	COMMERCIAL SERVICES (0.6%)
27,000	LendingTree, Inc.*(1)	2,616,570
	DIVERSIFIED FINANCIALS (1.6%)
56,600	PRA Group, Inc.*	1,954,964
125,100	Stifel Financial Corp.*	4,810,095
		6,765,059
	INSURANCE (5.3%)
69,700	Allied World Assurance Co. Holdings AG	2,817,274
60,900	Arch Capital Group Ltd.*	4,826,934
53,900	ProAssurance Corp.	2,828,672
20,300	RenaissanceRe Holdings Ltd.	2,439,248
126,600	RLI Corp.	8,654,376
7,200	Universal Insurance Holdings, Inc.(1)	181,440
11,200	Validus Holdings Ltd.	557,984
		22,305,928
	REIT (0.8%)
45,200	Equity Lifestyle Properties, Inc. REIT	3,488,536
		40,344,641
HEALTH CARE (7.8%)
	BIOTECHNOLOGY (0.2%)
4,400	Bio-Rad Laboratories, Inc. Class A*	720,764
	COMMERCIAL SERVICES (1.3%)
78,850	PAREXEL International Corp.*	5,476,132
	HEALTHCARE PRODUCTS (2.1%)
28,100	Cantel Medical Corp.	2,191,238
20,000	IDEXX Laboratories, Inc.*	2,254,600
19,300	Insulet Corp.*(1)	790,142
24,400	Nevro Corp.*(1)	2,547,116
53,200	Wright Medical Group NV*	1,304,996
		9,088,092
	HEALTHCARE SERVICES (2.4%)
41,800	Air Methods Corp.*(1)	1,316,282
26,100	Chemed Corp.	3,681,927
51,200	Mednax, Inc.*	3,392,000
29,400	US Physical Therapy, Inc.	1,843,380
		10,233,589
	PHARMACEUTICALS (1.7%)
79,000	Akorn, Inc.*	2,153,540
15,500	PRA Health Sciences, Inc.*	875,905
58,400	VCA Antech, Inc.*	4,086,832
		7,116,277

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares		Value
COMMON STOCKS (95.6%) (continued)
	SOFTWARE (0.1%)
14,400	Omnicell, Inc.*	$551,520
		33,186,374
INDUSTRIALS (36.4%)
	AEROSPACE & DEFENSE (5.4%)
21,900	Astronics Corp.*	986,595
4,035	Astronics Corp. Class B*(1)	182,342
63,200	Esterline Technologies Corp.*	4,805,728
118,145	HEICO Corp.	8,175,634
79,400	Teledyne Technologies, Inc.*	8,569,642
		22,719,941
	BUILDING PRODUCTS (3.5%)
68,700	AAON, Inc.	1,979,934
80,800	Lennox International, Inc.	12,688,024
		14,667,958
	COMMERCIAL SERVICES & SUPPLIES (5.4%)
180,500	Healthcare Services Group, Inc.	7,144,190
185,900	Rollins, Inc.	5,443,152
139,500	Waste Connections, Inc.(1)	10,420,650
		23,007,992
	CONSTRUCTION & ENGINEERING (1.1%)
28,300	Argan, Inc.	1,675,077
21,600	Valmont Industries, Inc.	2,906,712
		4,581,789
	ELECTRICAL EQUIPMENT (4.6%)
22,300	Acuity Brands, Inc.	5,900,580
120,000	AZZ, Inc.	7,832,400
85,700	EnerSys	5,929,583
		19,662,563
	INDUSTRIAL CONGLOMERATES (0.9%)
36,200	Carlisle Companies, Inc.	3,713,034
	MACHINERY (12.8%)
121,300	CLARCOR, Inc.	7,884,500
65,400	EnPro Industries, Inc.	3,716,028
37,100	Franklin Electric Co., Inc.	1,510,341
64,900	ITT, Inc.	2,326,016
81,800	Lincoln Electric Holdings, Inc.	5,122,316
80,000	Middleby Corp. (The)*	9,889,600
25,800	Nordson Corp.	2,570,454
47,000	RBC Bearings, Inc.*	3,594,560
200,200	Toro Co. (The)	9,377,368
26,100	Wabtec Corp.	2,131,065
102,000	Woodward Inc.	6,372,960
		54,495,208
	MARINE (0.6%)
44,000	Kirby Corp.*	2,735,040
	PROFESSIONAL SERVICES (0.4%)
33,900	Advisory Board Co. (The)*	1,516,686
Shares		Value
COMMON STOCKS (95.6%) (continued)
	ROAD & RAIL (1.3%)
33,700	Genesee & Wyoming, Inc. Class A*	$2,323,615
33,800	Landstar System, Inc.	2,301,104
28,000	XPO Logistics, Inc.*(1)	1,026,760
		5,651,479
	TRADING COMPANIES & DISTRIBUTORS (0.4%)
18,400	Applied Industrial Technologies, Inc.	860,016
40,600	Rush Enterprises, Inc. Class A*	993,888
		1,853,904
		154,605,594
INFORMATION TECHNOLOGY (15.2%)
	COMMERCIAL SERVICES (1.3%)
50,000	WEX, Inc.*	5,404,500
	COMPUTERS (2.7%)
57,300	ExlService Holdings, Inc.*	2,855,832
29,200	Manhattan Associates, Inc.*	1,682,504
50,400	MAXIMUS, Inc.	2,850,624
15,500	NetScout Systems, Inc.*	453,375
40,400	Science Applications International Corp.	2,802,548
22,700	Syntel, Inc.*	951,357
		11,596,240
	INTERNET (1.5%)
39,700	ePlus, Inc.*	3,748,077
28,800	Stamps.com, Inc.*(1)	2,721,888
		6,469,965
	SEMI-CONDUCTORS (0.6%)
43,800	Synaptics, Inc.*	2,565,804
	SOFTWARE (9.1%)
23,826	ANSYS, Inc.*	2,206,526
34,700	Fair Isaac Corp.	4,323,273
64,200	j2 Global, Inc.	4,276,362
35,500	Proofpoint, Inc.*(1)	2,657,175
56,800	SYNNEX Corp.	6,481,448
62,658	Tyler Technologies, Inc.*	10,728,929
31,400	Ultimate Software Group, Inc. (The)*	6,417,846
33,200	Verint Systems, Inc.*	1,249,316
		38,340,875
		64,377,384
MATERIALS (5.8%)
	BUILDING MATERIALS (0.3%)
24,600	US Concrete, Inc.*	1,133,199
	CHEMICALS (1.4%)
16,400	Chemtura Corp.*	538,084
8,700	NewMarket Corp.	3,735,084
23,700	Sensient Technologies Corp.	1,796,460
		6,069,628
	HOUSEWARES (0.7%)
38,800	Scotts Miracle-Gro Co. (The) Class A	3,230,876

See Notes to Financial Statements.

September 30, 2016

Shares		Value
COMMON STOCKS (95.6%) (continued)
	MISCELLANEOUS MANUFACTURER (1.7%)
95,200	AptarGroup, Inc.	$7,369,432
	PACKAGING & CONTAINERS (1.7%)
62,800	KapStone Paper and Packaging Corp.	1,188,176
116,300	Silgan Holdings, Inc.	5,883,617
		7,071,793
		24,874,928
UTILITIES (4.1%)
	ELECTRIC (0.6%)
37,800	El Paso Electric Co.	1,767,906
15,600	NorthWestern Corp.	897,468
		2,665,374
	GAS (3.5%)
55,200	New Jersey Resources Corp.	1,813,872
23,800	Northwest Natural Gas Co.	1,430,618
58,400	Piedmont Natural Gas Co., Inc.(1)	3,506,336
170,800	South Jersey Industries, Inc.	5,047,140
41,600	Southwest Gas Corp.	2,906,176
		14,704,142
		17,369,516
	TOTAL COMMON STOCKS (Cost $270,386,895) (95.6%)	405,966,135
Shares		Value
SHORT-TERM INVESTMENTS (10.3%)
	MONEY MARKET FUNDS (10.3%)
26,022,274	State Street Navigator Securities Lending Prime Portfolio(2)	$26,022,274
17,551,882	State Street Institutional Liquid Reserves Fund	17,551,882
	TOTAL SHORT-TERM INVESTMENTS (Cost $43,574,156) (10.3%)	43,574,156
	TOTAL INVESTMENT SECURITIES (105.9%) (Cost $313,961,051)	$449,540,291
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-5.9%)		(25,025,238)
NET ASSETS (100%)		$424,515,053
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of September 30, 2016, the market value of the securities on loan was $25,693,159.

(2)
Securities with an aggregate market value of  $25,693,159 were out on loan in exchange for $26,022,274 of cash collateral as of September 30, 2016. The collateral was invested in a cash collateral reinvestment vehicle.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$405,966,135	$—	$—	$405,966,135
Short-Term Investments	43,574,156	—	—	43,574,156
Total Investments in Securities	$449,540,291	$—	$—	$449,540,291
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities.
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended September 30, 2016.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 4.76% during the six months ended September 30, 2016. The Fund modestly lagged the 4.91% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund modestly underperformed its blended benchmark. Both the Fund’s equity portfolio and fixed income portfolio outpaced their respective benchmark indices, and the Fund also benefited from its overweighting of equities, as the S&P 500® Index significantly outperformed the Barclays Index during the reporting period. However, the Fund held an average of approximately 7.5% of its assets in cash equivalents, which dampened performance somewhat during this relatively strong period for the capital markets. Overall, then, asset allocation had a modest effect on Fund results during the semi-annual period.
Which equity market sectors most significantly affected Fund performance?
Overall, the equity portion of the Fund outpaced its benchmark, the S&P 500® Index. The Fund was helped most by effective stock selection in the industrials, health care, utilities and telecommunication services sectors. Having an overweighted exposure to the strongly-performing materials sector also contributed positively. Partially offsetting these positive contributors was having an underweighted allocation to the strongly-performing energy sector and weak stock selection in the consumer discretionary and financials sectors, which detracted.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
Among the stocks that detracted most from the Fund’s relative results were medical waste management services provider Stericycle and packaged food manufacturer Hormel Foods, each of which saw a double-digit share price decline on reports of operating results that fell short of investor expectations. Relative to the S&P 500® Index, the Fund was also hurt by not owning e-commerce giant Amazon.com, whose shares gained significantly during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were life science equipment provider Idexx Laboratories, application software solutions and services provider for local governments Tyler Technologies, and aircraft components manufacturer TransDigm Group. Each of these companies enjoyed double-digit share price gains during the semi-annual period based on reports of strong operating performance.
Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, we initiated positions in packaged food manufacturer TreeHouse Foods, healthcare management company Universal Health Services and insurance company Validus Holdings. In our view, each has demonstrated the ability over the long term to consistently increase their earnings and stock price.
Among those names we eliminated from the Fund’s equity portfolio during the semi-annual period were apparel company VF, integrated energy company EQT and marine shipping company Kirby. Each suffered what we consider to be disappointing operating performance and thus no longer meet the Fund’s criteria for long-term consistency in earnings and stock price growth.

Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the six-month period ended September 30, 2016, the Fund’s allocations to the consumer staples and health care sectors increased from neutral positions to overweights relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of September 2016?
As of September 30, 2016, the Fund was overweighted relative to the S&P 500® Index in industrials, materials, consumer staples and health care and was underweighted relative to the S&P 500® Index in the financials, energy, information technology, consumer discretionary, utilities, real estate and telecommunication services sectors.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration just modestly shorter than that of the Barclays Index. This duration positioning had a virtually neutral impact on the Fund’s relative results during the semi-annual period.
Which fixed income market segments most significantly affected Fund performance?
Overall, the fixed income portion of the Fund modestly outperformed its benchmark, the Barclays Index. The Fund’s significant overweight to investment grade corporate bonds and exposure to high yield corporate bonds as well as its corresponding underweight to U.S. Treasuries contributed most positively to the Fund’s relative results. Allocations to sovereign debt and taxable municipal bonds also added value.
Detracting most from the Fund’s results was its yield curve positioning and specific issue selection within the securitized sector. Having an underweighted allocation to longer-maturity U.S. Treasuries hurt, as this segment of the U.S. Treasury yield curve performed well given the flattening of the yield curve during the semi-annual period, meaning a narrowing in differential of yields between shorter-term and longer-term maturities. Within the securitized sector, positioning in mortgage-backed securities and asset-backed securities overall detracted.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
Overall, the sector weightings in the fixed income portion of the Fund did not change significantly. We modestly increased the Fund’s allocation to corporate bonds with a concurrent modest decrease in its allocation to U.S. Treasuries. Within the corporate bond sector, a modest increase to energy-related bonds was additive to performance, as the price of oil staged a moderate recovery during the six-month period.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of September 2016?
As of September 30, 2016, the fixed income portion of the Fund was overweight relative to the Barclays Index in investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities and taxable municipal bonds. The Fund also had exposure to high yield corporate bonds, which are not a component of the Barclays Index. The Fund was underweight relative to the Barclays Index in mortgage-backed securities, U.S. Treasuries and sovereign bonds. At the end of the semi-annual period, the Fund maintained a modestly shorter duration than that of the Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At the end of September 2016, the Fund had a weighting of approximately 70% in stocks, 24% in fixed income securities and 6% in cash equivalents. This compared to the allocation at the end of March 2016 of approximately 67.5% in stocks, 23% in fixed income securities and 9.5% in cash equivalents. While the allocation changed only modestly during the annual period, we did seek to take advantage of short-term market swings during the annual period to buy and sell both stocks and bonds. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer models, which monitor certain economic and financial variables of the stock and bond markets, including interest rates and stock market price levels.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity nor fixed income portion of the Fund used derivatives as part of its strategy.
What is your tactical view and strategy for the months ahead?
At the end of the semi-annual period, the proprietary Value Line, Inc. asset allocation model was still positive on stocks, and we were comfortable with the Fund’s underweighted allocation to fixed income. That said, if stock prices reached new highs and/or if long-term interest rates increase significantly, the asset allocation model could become neutral toward stocks, perhaps decreasing the equity weighting in the Fund.

VALUE LINE ASSET ALLOCATION FUND, INC.

Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective. Within the fixed income portion of the Fund, we intend to maintain an emphasis on higher quality corporate bonds and select securitized sectors and a lesser exposure to U.S. Treasuries.
Of course, we will continue to carefully monitor economic factors, any significant changes in global economic growth trends, geopolitical risks, supply/demand factors, fundamentals and shifting monetary policy stances by central banks globally for their potential impact on the financial markets. Over the near term, we are also watching for any potential fallout from upcoming U.S. elections.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at September 30, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
IDEXX Laboratories, Inc.	42,000	$4,734,660	1.5%
Waste Connections, Inc.	61,750	4,612,725	1.4%
Mettler-Toledo International, Inc.	10,400	4,366,232	1.4%
Toro Co. (The)	88,600	4,150,024	1.3%
Amphenol Corp.	62,200	4,038,024	1.3%
TransDigm Group, Inc.	13,000	3,758,560	1.2%
MasterCard, Inc.	36,000	3,663,720	1.1%
Fiserv, Inc.	36,600	3,640,602	1.1%
Ball Corp.	44,200	3,622,190	1.1%
O’Reilly Automotive, Inc.	12,800	3,585,408	1.1%
Total			12.5%
Asset Allocation – Percentage of Net Assets

Cash & Other
Assets - Net 6.2%
Bonds &
Notes 23.9%
Common
Stocks 69.9%

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (69.9%)
CONSUMER DISCRETIONARY (6.1%)
	APPAREL (0.7%)
32,000	NIKE, Inc. Class B	$1,684,800
3,000	Under Armour, Inc. Class A*(1)	116,040
3,021	Under Armour, Inc. Class C*	102,291
17,000	Wolverine World Wide, Inc.	391,510
		2,294,641
	DISTRIBUTION/WHOLESALE (0.7%)
34,000	LKQ Corp.*	1,205,640
12,500	Pool Corp.	1,181,500
		2,387,140
	RETAIL (4.7%)
4,000	AutoZone, Inc.*	3,073,360
39,000	Dollar Tree, Inc.*	3,078,270
9,700	Domino’s Pizza, Inc.	1,472,945
9,000	Luxottica Group S.p.A. ADR	430,380
12,800	O’Reilly Automotive, Inc.*	3,585,408
44,000	TJX Companies, Inc. (The)	3,290,320
		14,930,683
		19,612,464
CONSUMER STAPLES (8.1%)
	AGRICULTURE (1.1%)
3,300	British American Tobacco PLC ADR(1)	421,245
65,000	Reynolds American, Inc.	3,064,750
		3,485,995
	BEVERAGES (1.0%)
4,000	Brown-Forman Corp. Class B	189,760
6,900	Coca-Cola Femsa, S.A.B. de C.V. ADR	517,500
22,000	PepsiCo, Inc.	2,392,940
		3,100,200
	FOOD (3.1%)
5,000	General Mills, Inc.	319,400
86,000	Hormel Foods Corp.	3,261,980
22,000	Ingredion, Inc.	2,927,320
5,700	J&J Snack Foods Corp.	678,984
10,000	McCormick & Co., Inc.	999,200
6,400	Nestle SA ADR	505,728
15,100	TreeHouse Foods, Inc.*	1,316,569
		10,009,181
	HOUSEHOLD PRODUCTS/WARES (1.1%)
73,600	Church & Dwight Co., Inc.	3,526,912
	RETAIL (1.8%)
22,400	Casey’s General Stores, Inc.	2,691,360
21,000	Costco Wholesale Corp.	3,202,710
		5,894,070
		26,016,358
ENERGY (0.3%)
	PIPELINES (0.3%)
20,800	Enbridge, Inc.	919,984
Shares		Value
COMMON STOCKS (69.9%) (continued)
FINANCIALS (5.0%)
	BANKS (0.3%)
10,100	Signature Bank*	$1,196,345
	DIVERSIFIED FINANCIALS (0.2%)
2,400	Intercontinental Exchange, Inc.	646,464
	INSURANCE (4.5%)
3,700	Alleghany Corp.*	1,942,574
25,800	Arch Capital Group Ltd.*	2,044,908
25,800	Chubb, Ltd.	3,241,770
3,900	Enstar Group Ltd.*	641,433
26,100	RenaissanceRe Holdings Ltd.	3,136,176
19,800	RLI Corp.	1,353,528
23,900	Torchmark Corp.	1,526,971
10,000	Validus Holdings Ltd.	498,200
		14,385,560
		16,228,369
HEALTH CARE (11.8%)
	BIOTECHNOLOGY (1.2%)
11,000	Alexion Pharmaceuticals, Inc.*	1,347,940
14,400	Illumina, Inc.*	2,615,904
		3,963,844
	COMMERCIAL SERVICES (0.1%)
5,300	PAREXEL International Corp.*	368,085
	ELECTRONICS (1.3%)
10,400	Mettler-Toledo International, Inc.*	4,366,232
	HEALTHCARE PRODUCTS (6.9%)
16,000	Becton, Dickinson & Co.	2,875,680
15,300	C.R. Bard, Inc.	3,431,484
31,400	Danaher Corp.	2,461,446
17,800	DENTSPLY SIRONA, Inc.	1,057,854
19,500	Henry Schein, Inc.*	3,178,110
42,000	IDEXX Laboratories, Inc.*	4,734,660
9,200	Teleflex, Inc.	1,546,060
18,300	Thermo Fisher Scientific, Inc.	2,910,798
		22,196,092
	HEALTHCARE SERVICES (1.2%)
36,600	Mednax, Inc.*	2,424,750
10,600	Universal Health Services, Inc. Class B	1,306,132
		3,730,882
	PHARMACEUTICALS (0.5%)
8,800	Express Scripts Holding Co.*	620,664
22,000	Novo Nordisk A/S ADR	914,980
		1,535,644
	SOFTWARE (0.6%)
30,200	Cerner Corp.*	1,864,850
		38,025,629
INDUSTRIALS (20.0%)
	AEROSPACE/DEFENSE (4.5%)
14,000	General Dynamics Corp.	2,172,240
20,787	HEICO Corp.	1,438,460

See Notes to Financial Statements.

September 30, 2016

Shares		Value
COMMON STOCKS (69.9%) (continued)
	AEROSPACE/DEFENSE (4.5%) (continued)
16,000	Northrop Grumman Corp.	$3,423,200
33,000	Teledyne Technologies, Inc.*	3,561,690
13,000	TransDigm Group, Inc.*	3,758,560
		14,354,150
	AIRLINES (0.1%)
5,850	Ryanair Holdings PLC ADR	438,926
	COMMERCIAL SERVICES (2.5%)
15,000	Equifax, Inc.	2,018,700
17,000	Healthcare Services Group, Inc.	672,860
50,503	IHS Markit, Ltd.*	1,896,388
115,500	Rollins, Inc.	3,381,840
		7,969,788
	ELECTRICAL EQUIPMENT (1.9%)
13,100	Acuity Brands, Inc.	3,466,260
53,075	AMETEK, Inc.	2,535,923
		6,002,183
	ELECTRONICS (0.2%)
15,700	Fortive Corp.	799,130
	ENVIRONMENTAL CONTROL (2.4%)
23,000	Republic Services, Inc.	1,160,350
26,200	Stericycle, Inc.*	2,099,668
61,750	Waste Connections, Inc.	4,612,725
		7,872,743
	HAND/MACHINE TOOLS (1.2%)
10,200	Lincoln Electric Holdings, Inc.	638,724
20,400	Snap-on, Inc.	3,099,984
		3,738,708
	HOUSEWARES (1.3%)
88,600	Toro Co. (The)	4,150,024
	MACHINERY – DIVERSIFIED (2.5%)
6,800	IDEX Corp.	636,276
18,100	Middleby Corp. (The)*	2,237,522
16,900	Roper Technologies, Inc.	3,083,743
23,600	Wabtec Corp.	1,926,940
		7,884,481
	MISCELLANEOUS MANUFACTURER (0.9%)
27,400	Carlisle Companies, Inc.	2,810,418
	TRANSPORTATION (2.5%)
51,800	Canadian National Railway Co.	3,387,720
9,600	Canadian Pacific Railway Ltd.	1,465,920
3,000	J.B. Hunt Transport Services, Inc.	243,420
31,200	Union Pacific Corp.	3,042,936
		8,139,996
		64,160,547
INFORMATION TECHNOLOGY (11.9%)
	COMMERCIAL SERVICES (0.9%)
16,000	Automatic Data Processing, Inc.	1,411,200
14,800	WEX, Inc.*	1,599,732
		3,010,932
Shares		Value
COMMON STOCKS (69.9%) (continued)
	COMPUTERS (1.2%)
28,400	Accenture PLC Class A	$3,469,628
4,200	Apple, Inc.	474,810
		3,944,438
	DIVERSIFIED FINANCIALS (1.2%)
36,000	MasterCard, Inc. Class A	3,663,720
	ELECTRONICS (1.3%)
62,200	Amphenol Corp. Class A	4,038,024
	SOFTWARE (7.3%)
32,500	ANSYS, Inc.*	3,009,825
36,600	Fiserv, Inc.*	3,640,602
15,400	Intuit, Inc.	1,694,154
36,800	Jack Henry & Associates, Inc.	3,148,240
34,800	Open Text Corp.	2,257,128
40,000	Salesforce.com, Inc.*	2,853,200
19,600	Tyler Technologies, Inc.*	3,356,108
17,400	Ultimate Software Group, Inc. (The)*	3,556,386
		23,515,643
		38,172,757
MATERIALS (5.7%)
	CHEMICALS (1.6%)
22,000	FMC Corp.	1,063,480
11,400	Praxair, Inc.	1,377,462
25,000	Valspar Corp. (The)	2,651,750
		5,092,692
	COMMERCIAL SERVICES (1.0%)
26,000	Ecolab, Inc.	3,164,720
	MISCELLANEOUS MANUFACTURER (0.8%)
31,800	AptarGroup, Inc.	2,461,638
	PACKAGING & CONTAINERS (2.3%)
44,200	Ball Corp.	3,622,190
23,000	Crown Holdings, Inc.*	1,313,070
8,300	Packaging Corp. of America	674,458
36,800	Silgan Holdings, Inc.	1,861,712
		7,471,430
		18,190,480
REAL ESTATE (0.3%)
	REITS (0.3%)
7,400	American Tower Corp. REIT	838,642
TELECOMMUNICATION SERVICES (0.7%)
	ENGINEERING & CONSTRUCTION (0.7%)
19,200	SBA Communications Corp. Class A*	2,153,472
	TOTAL COMMON STOCKS (Cost $157,545,912) (69.9%)	224,318,702

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
ASSET-BACKED SECURITIES (1.1%)
$23,722	Capital Auto Receivables Asset Trust, Series 2013-4, Class A3, 1.09%, 3/20/18	$23,715
150,000	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	150,929
150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	151,797
100,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.77%, 10/15/20(2)	100,493
300,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	302,835
400,000	Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	406,683
135,000	Ford Credit Auto Lease Trust, Series 2015-B, Class A3, 1.38%, 12/15/18	135,294
223,898	Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10%, 11/15/17	223,901
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	205,366
300,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(2)	305,091
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	254,860
250,000	Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A, 1.92%, 1/15/19	250,710
450,000	GM Financial Automobile Leasing Trust, Series 2015-2, Class A3, 1.68%, 12/20/18	452,034
72,000	Hyundai Auto Lease Securitization Trust, Series 2015-B, Class A3, 1.40%, 11/15/18(2)	72,220
125,000	Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A4, 1.68%, 4/15/20(2)	125,514
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	101,756
150,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	154,090
100,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	100,521
100,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	104,066
	TOTAL ASSET-BACKED SECURITIES (Cost $3,607,632) (1.1%)	3,621,875
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%)
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	105,299
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	163,665
152,113	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	152,337
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	253,501
59,630	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.52%, 12/25/45(2)(3)	59,571
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%) (continued)
$250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	$259,623
250,000	GNMA, Series 2013-12, Class B, 2.19%, 11/16/52(3)	247,440
150,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	160,505
97,584	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(3)	100,440
254,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	270,525
104,385	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.53%, 4/25/45(3)	104,560
390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	412,101
250,000	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	266,826
200,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A2, 2.95%, 12/15/47	208,079
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	103,319
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	308,894
445,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.82%, 8/15/50	487,176
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A2, 3.00%, 9/15/58	104,589
400,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	433,373
300,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	312,200
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,514,418) (1.4%)	4,514,023
CORPORATE BONDS & NOTES (10.9%)
	BASIC MATERIALS (0.3%)
250,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	274,030
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	189,692
200,000	Mosaic Co. (The), Senior Unsecured Notes, 4.25%, 11/15/23(1)	212,687
150,000	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, 8/15/19	154,687
		831,096
	COMMUNICATIONS (1.1%)
100,000	Amazon.com, Inc., Senior Unsecured Notes, 3.30%, 12/5/21	107,229
125,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	146,864

See Notes to Financial Statements.

September 30, 2016

Principal Amount		Value
CORPORATE BONDS & NOTES (10.9%) (continued)
	COMMUNICATIONS (1.1%) (continued)
$200,000	Baidu, Inc., Senior Unsecured Notes, 2.75%, 6/9/19	$204,290
250,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	261,709
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	207,095
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 4.60%, 2/15/21	274,261
300,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	325,944
150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	157,924
250,000	Motorola Solutions, Inc., Senior Unsecured Notes, 3.50%, 3/1/23	248,744
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	161,250
200,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	204,876
150,000	T-Mobile USA, Inc., Guaranteed Notes, 6.63%, 11/15/20	154,125
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	277,633
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(2)	258,976
250,000	Thomson Reuters Corp., Senior Unsecured Notes, 3.35%, 5/15/26	256,604
200,000	Time Warner, Inc., Guaranteed Notes, 3.60%, 7/15/25	212,741
150,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.45%, 11/1/22	152,340
		3,612,605
	CONSUMER, CYCLICAL (1.2%)
250,000	American Honda Finance Corp., Senior Unsecured Notes, 2.13%, 2/28/17(2)	251,171
100,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20	111,875
175,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	184,406
200,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17	200,188
250,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	252,029
100,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	101,896
250,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	254,264
125,000	Goodyear Tire & Rubber Co. (The), Guaranteed Notes, 5.00%, 5/31/26	128,594
250,000	Home Depot, Inc. (The), Senior Unsecured Notes, 2.63%, 6/1/22	259,605
150,000	L Brands, Inc., Guaranteed Notes, 6.63%, 4/1/21	172,875
100,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25	109,616
250,000	Newell Brands, Inc., Senior Unsecured Notes, 2.60%, 3/29/19	255,610
Principal Amount		Value
CORPORATE BONDS & NOTES (10.9%) (continued)
	CONSUMER, CYCLICAL (1.2%) (continued)
$150,000	Newell Brands, Inc., Senior Unsecured Notes, 5.50%, 4/1/46	$181,965
150,000	NIKE, Inc., Senior Unsecured Notes, 3.88%, 11/1/45	164,435
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	152,525
200,000	Nordstrom, Inc., Senior Unsecured Notes, 5.00%, 1/15/44	209,489
150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	157,500
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22(1)	163,125
125,000	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 5.75%, 6/1/22	130,313
175,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	179,375
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	258,900
		3,879,756
	CONSUMER, NON-CYCLICAL (2.1%)
150,000	AbbVie, Inc., Senior Unsecured Notes, 3.60%, 5/14/25	156,789
100,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	107,678
200,000	Actavis Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	204,526
150,000	Aetna, Inc., Senior Unsecured Notes, 4.25%, 6/15/36	155,362
150,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	158,547
150,000	Amgen, Inc., Senior Unsecured Notes, 2.13%, 5/15/17	150,870
150,000	Amgen, Inc., Senior Unsecured Notes, 4.40%, 5/1/45	157,564
100,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 2.65%, 2/1/21	103,190
250,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.90%, 2/1/46	297,445
100,000	Celgene Corp., Senior Unsecured Notes, 4.00%, 8/15/23	107,739
150,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	169,617
250,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	263,437
125,000	DaVita, Inc., Guaranteed Notes, 5.75%, 8/15/22	130,938
175,000	Ecolab, Inc., Senior Unsecured Notes, 3.25%, 1/14/23	182,279
250,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	254,800
200,000	Express Scripts Holding Co., Guaranteed Notes, 3.40%, 3/1/27	201,136
250,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	256,579
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	206,500

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (10.9%) (continued)
	CONSUMER, NON-CYCLICAL (2.1%) (continued)
$200,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45	$220,809
250,000	Kellogg Co., Senior Unsecured Notes, 3.25%, 4/1/26	260,779
100,000	Kroger Co. (The), Senior Unsecured Notes, 2.95%, 11/1/21	104,257
350,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	420,177
100,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	104,250
250,000	Mylan, Inc., Guaranteed Notes, 1.35%, 11/29/16	250,127
150,000	NYU Hospitals Center, Secured Notes, 4.78%, 7/1/44	174,702
200,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	209,401
150,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	156,000
200,000	Shire Acquisitions Investments Ireland DAC, Guaranteed Notes, 2.88%, 9/23/23	200,969
150,000	St Jude Medical, Inc., Senior Unsecured Notes, 2.00%, 9/15/18	151,578
200,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	215,209
200,000	Teva Pharmaceutical Finance Netherlands III B.V., Guaranteed Notes, 2.20%, 7/21/21	199,246
165,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	173,875
50,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	57,912
150,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(2)	151,048
250,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	280,258
		6,595,593
	ENERGY (0.7%)
250,000	Chevron Corp., Senior Unsecured Notes, 2.57%, 5/16/23	256,003
100,000	DCP Midstream Operating L.P., Guaranteed Notes, 2.50%, 12/1/17(1)	99,500
125,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	116,530
100,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	103,873
150,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19	151,260
175,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	174,468
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	158,251
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	113,031
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	219,848
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26(2)	190,203
Principal Amount		Value
CORPORATE BONDS & NOTES (10.9%) (continued)
	ENERGY (0.7%) (continued)
$125,000	Shell International Finance B.V., Guaranteed Notes, 2.50%, 9/12/26	$122,899
200,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	219,557
150,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	175,758
		2,101,181
	FINANCIAL (3.9%)
200,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	209,164
200,000	Aircastle Ltd., Senior Unsecured Notes, 4.63%, 12/15/18(1)	208,500
200,000	Ally Financial, Inc., Guaranteed Notes, 4.75%, 9/10/18	207,000
250,000	American Express Co., Senior Unsecured Notes, 1.40%, 5/22/18(3)	250,622
300,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	337,543
250,000	American Tower Corp., Senior Unsecured Notes, 3.38%, 10/15/26	253,404
250,000	Ameriprise Financial, Inc., Senior Unsecured Notes, 2.88%, 9/15/26	250,589
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(2)	264,310
250,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	260,420
150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20(1)	154,784
250,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	275,862
200,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	215,522
200,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	212,153
300,000	Bank of China Hong Kong Ltd., Senior Unsecured Notes, 3.75%, 11/8/16(2)	300,733
150,000	Bank of New York Mellon Corp. (The) MTN, Senior Unsecured Notes, 2.45%, 11/27/20	153,948
250,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.80%, 7/21/21	260,402
250,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	277,357
300,000	Boston Properties L.P., Senior Unsecured Notes, 2.75%, 10/1/26	295,515
200,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	204,007
250,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	265,420
100,000	CIT Group, Inc., Senior Unsecured Notes, 4.25%, 8/15/17	101,875
75,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	79,688
200,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	224,792

See Notes to Financial Statements.

September 30, 2016

Principal Amount		Value
CORPORATE BONDS & NOTES (10.9%) (continued)
	FINANCIAL (3.9%) (continued)
$200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	$211,734
250,000	Cooperatieve Rabobank UA, Guaranteed Notes, 3.95%, 11/9/22	262,069
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(2)	251,979
250,000	Crown Castle International Corp., Senior Unsecured Notes, 4.45%, 2/15/26	274,568
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	223,617
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	255,917
150,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	161,061
200,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	207,350
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	210,006
125,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	159,164
182,000	HCP, Inc., Senior Unsecured Notes, 3.15%, 8/1/22	184,440
100,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	102,760
150,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	165,926
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	266,360
250,000	Huntington National Bank (The), Senior Unsecured Notes, 2.20%, 11/6/18	253,122
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(2)	272,813
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	213,401
250,000	Lloyds Bank PLC, Guaranteed Notes, 3.50%, 5/14/25	264,101
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	551,481
200,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	204,556
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	154,426
150,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	159,270
250,000	ProLogis L.P., Guaranteed Notes, 3.35%, 2/1/21	264,318
250,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	251,503
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	252,881
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	153,544
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	105,184
150,000	UBS AG GMTN, Senior Unsecured Notes, 2.35%, 3/26/20	152,999
Principal Amount		Value
CORPORATE BONDS & NOTES (10.9%) (continued)
	FINANCIAL (3.9%) (continued)
$250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	$267,937
150,000	Wells Fargo & Co., Senior Unsecured Notes, 2.10%, 7/26/21	149,486
250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	257,797
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	114,965
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	124,320
255,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	291,889
		12,660,554
	INDUSTRIAL (0.4%)
75,000	Allegion PLC, Guaranteed Notes, 5.88%, 9/15/23	80,813
150,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25	161,625
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.60%, 9/1/20	269,088
100,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 4.45%, 3/15/43	113,474
200,000	Owens Corning, Guaranteed Notes, 3.40%, 8/15/26	200,928
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	260,221
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	263,328
		1,349,477
	TECHNOLOGY (0.4%)
100,000	Altera Corp., Guaranteed Notes, 1.75%, 5/15/17	100,503
250,000	Apple, Inc., Senior Unsecured Notes, 2.70%, 5/13/22	261,242
100,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	102,789
200,000	Intel Corp., Senior Unsecured Notes, 3.30%, 10/1/21	215,456
100,000	Intel Corp., Senior Unsecured Notes, 4.25%, 12/15/42	108,940
250,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26	250,212
175,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	198,958
200,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25	212,996
		1,451,096
	UTILITIES (0.8%)
200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	229,934
100,000	Consumers Energy Co., 3.13%, 8/31/24	105,324
150,000	Dominion Resources, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	167,654
250,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	242,443
100,000	Exelon Corp., Senior Unsecured Notes, 4.45%, 4/15/46	107,423

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (10.9%) (continued)
	UTILITIES (0.8%) (continued)
$200,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	$219,714
250,000	Florida Power & Light Co., 4.95%, 6/1/35	303,758
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	203,035
100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	108,102
200,000	Pacific Gas & Electric Co., Senior Unsecured Notes, 2.95%, 3/1/26	208,311
100,000	PSEG Power LLC, Guaranteed Notes, 3.00%, 6/15/21(1)	102,894
162,000	PSEG Power LLC, Guaranteed Notes, 4.30%, 11/15/23	175,815
250,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	257,869
250,000	Southern Co. (The), Senior Unsecured Notes, 2.95%, 7/1/23	258,302
		2,690,578
	TOTAL CORPORATE BONDS & NOTES (Cost $34,009,226) (10.9%)	35,171,936
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	277,875
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27	142,812
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	276,250
	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $665,509) (0.2%)	696,937
LONG-TERM MUNICIPAL SECURITIES (0.7%)
185,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	193,405
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	135,150
175,000	City of Industry CA, Taxable Sales Tax, Revenue Bonds, 6.75%, 1/1/20	200,746
200,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	250,844
200,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	208,518
200,000	East Baton Rouge Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	211,018
150,000	Lancaster County Hospital Authority University of Pennsylvania Health System, Revenue Bonds, Series A, 3.00%, 8/15/30	149,322
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	104,584
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	349,054
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.7%) (continued)
$140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	$165,522
100,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	113,988
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	251,955
	TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $2,264,033) (0.7%)	2,334,106
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.7%)
500,000	FHLB, 2.88%, 9/11/20	533,350
500,000	FHLMC, 1.00%, 7/28/17	501,552
500,000	FHLMC, 0.75%, 1/12/18	499,852
500,000	FHLMC, 1.75%, 5/30/19	510,440
184,886	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	187,129
287,999	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	310,175
55,609	FHLMC Gold PC Pool #C03516, 4.00%, 9/1/40	59,871
268,044	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	287,495
346,186	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	379,221
56,658	FHLMC Gold PC Pool #G06927, 5.00%, 2/1/37	63,394
22,017	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	23,297
30,882	FHLMC Gold PC Pool #J03316, 5.00%, 9/1/21	31,724
295,508	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	312,398
205,852	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	221,784
358,597	FHLMC Gold PC Pool #Q05714, 4.00%, 1/1/42	386,317
133,342	FHLMC Gold PC Pool #Q23433, 4.00%, 12/1/43	143,018
149,483	FNMA, 4.50%, 4/1/40	163,938
31,324	FNMA, 4.50%, 7/1/40	34,347
124,019	FNMA Pool #745275, 5.00%, 2/1/36	138,021
120,081	FNMA Pool #890585, 5.00%, 3/1/39	133,594
6,362	FNMA Pool #910242, 5.00%, 3/1/37	7,060
14,218	FNMA Pool #975116, 5.00%, 5/1/38	15,778
702	FNMA Pool #976734, 5.00%, 3/1/38	779
242,928	FNMA Pool #995245, 5.00%, 1/1/39	269,586
153,866	FNMA Pool #AA7720, 4.00%, 8/1/39	165,302
322,949	FNMA Pool #AB1259, 5.00%, 7/1/40	359,066
278,101	FNMA Pool #AB1796, 3.50%, 11/1/40	294,648
162,205	FNMA Pool #AB3218, 3.50%, 7/1/31	172,175
198,224	FNMA Pool #AB5024, 3.00%, 4/1/42	206,504
264,480	FNMA Pool #AB6286, 2.50%, 9/1/27	274,196
298,070	FNMA Pool #AB8144, 5.00%, 4/1/37	330,822
169,288	FNMA Pool #AC8908, 4.50%, 1/1/40	186,018
68,254	FNMA Pool #AH3226, 5.00%, 2/1/41	75,754

See Notes to Financial Statements.

September 30, 2016

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.7%) (continued)
$53,615	FNMA Pool #AH6186, 4.00%, 2/1/41	$57,599
136,587	FNMA Pool #AH7205, 4.50%, 3/1/41	149,933
135,440	FNMA Pool #AH8932, 4.50%, 4/1/41	148,870
145,618	FNMA Pool #AI1019, 4.50%, 5/1/41	160,130
222,284	FNMA Pool #AJ6932, 3.00%, 11/1/26	233,576
248,454	FNMA Pool #AL7662, 4.50%, 10/1/43	272,634
118,623	FNMA Pool #AQ0287, 3.00%, 10/1/42	123,591
369,107	FNMA Pool #AQ3960, 3.00%, 8/1/28	388,356
286,811	FNMA Pool #AR0930, 2.50%, 1/1/28	297,346
137,022	FNMA Pool #AS0865, 2.50%, 10/1/28	142,055
302,662	FNMA Pool #AS1529, 3.00%, 1/1/29	317,885
41,736	FNMA Pool #AS2751, 4.50%, 6/1/44	45,718
137,565	FNMA Pool #AS3789, 4.50%, 11/1/44	150,690
239,572	FNMA Pool #AS5485, 4.50%, 7/1/45	262,782
214,586	FNMA Pool #AS5696, 3.50%, 8/1/45	226,369
434,445	FNMA Pool #AS5906, 3.50%, 10/1/45	458,300
72,024	FNMA Pool #AS6205, 3.50%, 11/1/45	75,979
533,566	FNMA Pool #AS6385, 4.00%, 12/1/45	573,212
42,689	FNMA Pool #AU4290, 4.00%, 9/1/43	45,860
402,886	FNMA Pool #AU7025, 3.00%, 11/1/43	419,629
39,960	FNMA Pool #AU7431, 4.50%, 11/1/43	43,772
177,429	FNMA Pool #AU8070, 3.50%, 9/1/43	187,814
162,475	FNMA Pool #AW5055, 3.50%, 7/1/44	172,904
168,910	FNMA Pool #AW9239, 4.50%, 8/1/44	185,026
112,553	FNMA Pool #AX1138, 3.50%, 9/1/44	118,733
274,842	FNMA Pool #AY2618, 4.00%, 3/1/45	295,264
158,025	FNMA Pool #AY2713, 4.00%, 2/1/45	169,767
109,275	FNMA Pool #AY2728, 2.50%, 2/1/30	113,290
173,889	FNMA Pool #AZ0176, 3.00%, 6/1/45	180,892
230,854	FNMA Pool #AZ4775, 3.50%, 10/1/45	243,530
201,194	FNMA Pool #AZ6194, 3.50%, 10/1/45	212,241
235,761	FNMA Pool #AZ9703, 3.00%, 10/1/45	245,256
479,315	FNMA Pool #BA4732, 3.50%, 12/1/45	505,745
494,415	FNMA Pool #BC9482, 3.00%, 7/1/46	514,326
250,000	FNMA Pool #BD8213, 3.00%, 9/1/46	260,068
251,344	FNMA Pool #MA0073, 4.50%, 5/1/29	275,326
219,106	FNMA Pool #MA2304, 4.00%, 6/1/45	235,387
245,131	FNMA Pool #MA2641, 3.00%, 6/1/46	255,003
156,314	FNMA Pool #MA3894, 4.00%, 9/1/31	169,277
180,818	FNMA REMIC Trust Series 2013-18, Series 2013-18, Class AE, 2.00%, 3/25/28	183,261
155,143	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	155,523
230,689	GNMA II Pool #MA1090, 3.50%, 6/20/43	245,936
134,614	GNMA II Pool #MA1448, 3.50%, 11/20/43	143,315
168,646	GNMA II Pool #MA1520, 3.00%, 12/20/43	177,470
129,556	GNMA II Pool #MA2074, 4.00%, 7/20/44	138,835
251,626	GNMA II Pool #MA2149, 4.00%, 8/20/44	269,707
52,150	GNMA II Pool #MA2304, 4.00%, 10/20/44	55,889
426,918	GNMA II Pool #MA2445, 3.50%, 12/20/44	453,639
166,939	GNMA Pool #650494, 5.50%, 1/15/36	190,802
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $17,870,241) (5.7%)	18,227,117
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (3.9%)
	U.S. TREASURY NOTES & BONDS (3.9%)
$350,000	U.S. Treasury Bonds, 5.38%, 2/15/31	$510,631
550,000	U.S. Treasury Bonds, 4.63%, 2/15/40	793,547
100,000	U.S. Treasury Bonds, 4.38%, 5/15/40	139,731
200,000	U.S. Treasury Bonds, 3.75%, 8/15/41	256,961
100,000	U.S. Treasury Bonds, 2.88%, 5/15/43	111,344
250,000	U.S. Treasury Bonds, 3.63%, 8/15/43	318,272
100,000	U.S. Treasury Bonds, 3.63%, 2/15/44	127,332
100,000	U.S. Treasury Bonds, 3.38%, 5/15/44	122,012
300,000	U.S. Treasury Bonds, 3.13%, 8/15/44	350,121
350,000	U.S. Treasury Bonds, 3.00%, 11/15/44	399,068
100,000	U.S. Treasury Bonds, 2.50%, 2/15/46	103,359
350,000	U.S. Treasury Bonds, 2.50%, 5/15/46	362,250
300,000	U.S. Treasury Notes, 0.38%, 10/31/16	300,056
200,000	U.S. Treasury Notes, 0.50%, 11/30/16	200,098
250,000	U.S. Treasury Notes, 0.88%, 10/15/17	250,488
200,000	U.S. Treasury Notes, 1.88%, 10/31/17	202,523
350,000	U.S. Treasury Notes, 0.63%, 11/30/17	349,727
1,350,000	U.S. Treasury Notes, 1.38%, 9/30/18	1,365,240
500,000	U.S. Treasury Notes, 1.00%, 9/30/19	501,523
350,000	U.S. Treasury Notes, 1.38%, 1/31/20	354,580
500,000	U.S. Treasury Notes, 1.13%, 3/31/20	502,402
100,000	U.S. Treasury Notes, 1.38%, 3/31/20	101,309
200,000	U.S. Treasury Notes, 1.13%, 4/30/20	200,852
300,000	U.S. Treasury Notes, 1.38%, 4/30/20	303,902
350,000	U.S. Treasury Notes, 1.63%, 7/31/20	357,615
150,000	U.S. Treasury Notes, 2.00%, 7/31/20	155,291
100,000	U.S. Treasury Notes, 1.38%, 4/30/21	101,047
550,000	U.S. Treasury Notes, 2.25%, 4/30/21	576,941
200,000	U.S. Treasury Notes, 2.25%, 7/31/21	210,062
450,000	U.S. Treasury Notes, 2.00%, 10/31/21	467,596
100,000	U.S. Treasury Notes, 2.00%, 2/15/22	103,941
150,000	U.S. Treasury Notes, 1.75%, 3/31/22	153,873
300,000	U.S. Treasury Notes, 1.88%, 5/31/22	309,692
50,000	U.S. Treasury Notes, 1.63%, 8/15/22	50,902
200,000	U.S. Treasury Notes, 2.00%, 11/30/22	207,812
100,000	U.S. Treasury Notes, 1.63%, 4/30/23	101,457
50,000	U.S. Treasury Notes, 2.75%, 2/15/24	54,559
400,000	U.S. Treasury Notes, 2.38%, 8/15/24	426,188
120,000	U.S. Treasury Notes, 2.25%, 11/15/24	126,698
100,000	U.S. Treasury Notes, 2.00%, 2/15/25	103,555
250,000	U.S. Treasury Notes, 2.13%, 5/15/25	261,367
200,000	U.S. Treasury Notes, 1.63%, 2/15/26	200,344
200,000	U.S. Treasury Notes, 1.63%, 5/15/26	200,266
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,882,134) (3.9%)	12,396,534

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares		Value
SHORT-TERM INVESTMENTS (6.6%)
	MONEY MARKET FUNDS (6.6%)
19,514,117	State Street Institutional Liquid Reserves Fund	$19,514,117
1,620,775	State Street Navigator Securities Lending Prime Portfolio(4)	1,620,775
	TOTAL SHORT-TERM INVESTMENTS (Cost $21,134,892) (6.6%)	21,134,892
	TOTAL INVESTMENT SECURITIES (100.4%) (Cost $253,493,997)	$322,416,122
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.4%)		(1,309,860)
NET ASSETS (100%)		$321,106,262
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of September 30, 2016, the market value of the securities on loan was $1,586,629.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $1,586,629 were out on loan in exchange for $1,620,775 of cash collateral as of September 30, 2016. The collateral was invested in a cash collateral reinvestment vehicle.

ADR
American Depositary Receipt.

AGM
Assured Guaranty Municipal.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$224,318,702	$—	$—	$224,318,702
Asset-Backed Securities	—	3,621,875	—	3,621,875
Commercial Mortgage-Backed Securities	—	4,514,023	—	4,514,023
Corporate Bonds & Notes*	—	35,171,936	—	35,171,936
Foreign Government Obligations	—	696,937	—	696,937
Long-Term Municipal Securities*	—	2,334,106	—	2,334,106
U.S. Government Agency Obligations	—	18,227,117	—	18,227,117
U.S. Treasury Obligations	—	12,396,534	—	12,396,534
Short-Term Investments	21,134,892	—	—	21,134,892
Total Investments in Securities	$245,453,594	$76,962,528	$—	$322,416,122
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at September 30, 2016 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$449,540,291	$322,416,122
Receivable for capital shares sold	2,108,561	129,938
Interest and dividends receivable	313,200	650,656
Receivable for securities lending income	9,572	1,034
Receivable for securities sold	—	52,850
Total Assets	451,971,624	323,250,600
Liabilities:
Payable upon return of securities on loan (Note 1J)	26,022,274	1,620,775
Payable for capital shares redeemed	502,149	104,776
Payable for securities purchased	397,933	51,891
Accrued expenses:
Advisory fee	255,894	169,634
Service and distribution plan fees	84,833	64,548
Directors’ fees and expenses	2,911	1,786
Other	190,577	130,928
Total Liabilities	27,456,571	2,144,338
Net Assets	$424,515,053	$321,106,262
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 and 300,000,000 shares, respectively)	$9,340	$10,897
Additional paid-in capital	268,153,015	245,728,533
Undistributed/(distributions in excess of) net investment income	(806,233)	302,520
Accumulated net realized gain on investments and foreign currency	21,579,691	6,142,384
Net unrealized appreciation of:
Investments and foreign currency translations	135,579,240	68,921,928
Net Assets	$424,515,053	$321,106,262
Net Asset Value Per Share
Investor Class
Net Assets	$418,140,559	$312,702,553
Shares Outstanding	9,200,253	10,612,237
Net Asset Value, Offering and Redemption Price per Outstanding Share	$45.45	$29.47
Institutional Class
Net Assets	$6,374,494	$8,403,709
Shares Outstanding	139,909	284,617
Net Asset Value, Offering and Redemption Price per Outstanding Share	$45.56	$29.53
* Includes securities on loan of	$25,693,159	$1,586,629
Cost of investments	$313,961,051	$253,493,997
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended September 30, 2016 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $3,034 and $16,598, respectively)	$1,697,250	$1,028,651
Interest	33,605	1,024,772
Securities lending income	163,113	16,497
Total Income	1,893,968	2,069,920
Expenses:
Advisory fee	1,505,691	1,045,099
Service and distribution plan fees – Investor Class	495,842	393,586
Sub-transfer agent fees	107,109	59,461
Auditing and legal fees	108,974	83,088
Transfer agent fees	52,256	58,327
Custodian and accounting fees	51,116	64,732
Directors’ fees and expenses	43,425	35,434
Registration and filing fees	28,547	29,713
Printing and postage	23,378	20,581
Insurance	18,712	7,149
Professional fees	13,278	10,868
Other	526	526
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	2,448,854	1,808,564
Less: Advisory Fees Waived and Expenses Reimbursed	(10,929)	(11,560)
Less: Sub-transfer Agent Fees Waived	(441)	(8)
Net Expenses	2,437,484	1,796,996
Net Investment Income/(Loss)	(543,516)	272,924
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	16,462,990	3,515,267
Foreign currency translations	—	(176)
	16,462,990	3,515,091
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	16,232,220	11,095,217
Foreign currency transactions	—	(491)
	16,232,220	11,094,726
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	32,695,210	14,609,817
Net Increase in Net Assets from Operations	$32,151,694	$14,882,741
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended September 30, 2016 (unaudited)
and for the Year Ended March 31, 2016

	Value Line Small Cap Opportunities Fund, Inc.
	Six Months Ended September 30, 2016	Year Ended March 31, 2016
Operations:
Net investment loss	$(543,516)	$(617,124)
Net realized gain on investments	16,462,990	22,725,059
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	16,232,220	(33,267,137)
Net increase/(decrease) in net assets from operations	32,151,694	(11,159,202)
Distributions to Shareholders from:
Net realized gain from investment transactions
Investor Class	—	(48,588,421)
Institutional Class(1)	—	(121,656)
	—	(48,710,077)
Share Transactions:
Proceeds from sale of shares
Investor Class	56,526,393	107,242,965
Institutional Class(1)	3,282,174	3,802,658
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	47,980,548
Institutional Class(1)	—	121,656
Cost of shares redeemed
Investor Class	(69,919,053)	(59,903,376)
Institutional Class(1)	(975,457)	(252,902)
Net increase/(decrease) in net assets from capital share transactions	(11,085,943)	98,991,549
Total increase in net assets	21,065,751	39,122,270
Net Assets:
Beginning of period	403,449,302	364,327,032
End of period	$424,515,053	$403,449,302
Distributions in excess of net investment income included in net assets, at end of period	$(806,233)	$(262,717)
Capital Share Transactions:
Shares sold
Investor Class	1,284,668	2,362,075
Institutional Class(1)	74,573	89,937
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	1,140,764
Institutional Class(1)	—	2,891
Shares redeemed
Investor Class	(1,622,983)	(1,324,208)
Institutional Class(1)	(21,918)	(5,574)
Net increase (decrease)	(285,660)	2,265,885
(1)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended September 30, 2016 (unaudited)
and for the Year Ended March 31, 2016

	Value Line Asset Allocation Fund, Inc.
	Six Months Ended September 30, 2016	Year Ended March 31, 2016
Operations:
Net investment income	$272,924	$392,193
Net realized gain on investments and foreign currency	3,515,091	6,989,690
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	11,094,726	(5,985,722)
Net increase in net assets from operations	14,882,741	1,396,161
Distributions to Shareholders from:
Net investment income
Investor Class	—	(582,878)
Institutional Class(1)	—	(235)
Net realized gain from investment transactions
Investor Class	—	(8,219,105)
Institutional Class(1)	—	(3,081)
	—	(8,805,299)
Share Transactions:
Proceeds from sale of shares
Investor Class	33,959,276	113,930,938
Institutional Class(1)	2,361,176	5,661,207
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	—	8,538,111
Institutional Class(1)	—	3,316
Cost of shares redeemed
Investor Class	(41,416,622)	(80,215,784)
Institutional Class(1)	(157,840)	(75,686)
Net increase/(decrease) in net assets from capital share transactions	(5,254,010)	47,842,102
Total increase in net assets	9,628,731	40,432,964
Net Assets:
Beginning of period	311,477,531	271,044,567
End of period	$321,106,262	$311,477,531
Undistributed net investment income included in net assets, at end of period	$302,520	$29,596
Capital Share Transactions:
Shares sold
Investor Class	1,175,593	4,029,876
Institutional Class(1)	80,200	212,619
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	—	308,569
Institutional Class(1)	—	120
Shares redeemed
Investor Class	(1,426,393)	(2,860,732)
Institutional Class(1)	(5,532)	(2,790)
Net increase (decrease)	(176,132)	1,687,662
(1)
Commenced operations on November 1, 2015.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Six Months Ended September 30, 2016 (unaudited)	Years Ended March 31,
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$41.91	$49.50	$47.48	$42.34	$37.27	$34.29
Income/(loss) from investment operations:
Net investment income/(loss)	(0.06)	(0.06)	(0.02)	(0.07)	0.02	(0.14)
Net gains/(losses) on securities (both realized and unrealized)	3.60	(1.42)	5.05	9.44	6.66	3.12
Total from investment operations	3.54	(1.48)	5.03	9.37	6.68	2.98
Less distributions:
Dividends from net investment income	—	—	—	—	(0.04)	—
Distributions from net realized gains	—	(6.11)	(3.01)	(4.23)	(1.57)	—
Total distributions	—	(6.11)	(3.01)	(4.23)	(1.61)	—
Net asset value, end of period	$45.45	$41.91	$49.50	$47.48	$42.34	$37.27
Total return	8.45%(1)	(3.03)%	10.96%	22.21%	18.51%	8.69%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$418,141	$399,788	$364,327	$357,688	$308,754	$296,839
Ratio of gross expenses to average net assets(2)	1.22%(3)	1.25%	1.27%	1.26%	1.28%	1.25%
Ratio of net investment income/(loss) to average net assets	(0.27)%(3)	(0.17)%	(0.04)%	(0.16)%	0.06%	(0.39)%
Portfolio turnover rate	12%(1)	17%	17%	15%	10%	24%
(1)
Not annualized.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the periods shown. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Annualized.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Six Months Ended September 30, 2016 (unaudited)	November 1, 2015(1) to March 31, 2016
Net asset value, beginning of period	$41.97	$49.71
Income/(loss) from investment operations:
Net investment income/(loss)	(0.64)	0.03
Net gains/(losses) on securities (both realized and unrealized)	4.23	(1.66)
Total from investment operations	3.59	(1.63)
Less distributions:
Distributions from net realized gains	—	(6.11)
Net asset value, end of period	$45.56	$41.97
Total return(2)	8.58%	(3.33)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$6,374	$3,662
Ratio of gross expenses to average net assets(3)(4)	1.44%	3.47%
Ratio of net expenses to average net assets(3)(5)	0.97%	1.00%
Ratio of net investment income/(loss) to average net assets(3)	(0.00)%(6)	0.43%
Portfolio turnover rate(2)	12%	17%
(1)
Commencement of operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(6)
Amount rounds to less than 0.05%.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Six Months Ended September 30, 2016 (unaudited)	Years Ended March 31,
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.13	$28.88	$27.21	$24.68	$22.64	$21.38
Income from investment operations:
Net investment income	0.02	0.03	0.10	0.08	0.10	0.06
Net gains on securities (both realized and unrealized)	1.32	0.04	2.17	3.17	2.57	1.88
Total from investment operations	1.34	0.07	2.27	3.25	2.67	1.94
Less distributions:
Dividends from net investment income	—	(0.05)	(0.10)	(0.06)	(0.10)	(0.13)
Distributions from net realized gains	—	(0.77)	(0.50)	(0.66)	(0.53)	(0.55)
Total distributions	—	(0.82)	(0.60)	(0.72)	(0.63)	(0.68)
Net asset value, end of period	$29.47	$28.13	$28.88	$27.21	$24.68	$22.64
Total return	4.76%(1)	0.31%	8.39%	13.22%	12.05%	9.38%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$312,703	$305,567	$271,045	$237,631	$159,281	$76,814
Ratio of gross expenses to average net assets	1.12%(2)	1.18%	1.19%	1.19%	1.25%(3)	1.34%(3)
Ratio of net expenses to average net assets	1.12%(2)	1.15%(4)	1.09%(4)	1.09%(4)	1.15%(4)	1.24%(4)
Ratio of net investment income to average net assets	0.16%(2)	0.14%	0.37%	0.35%	0.48%	0.28%
Portfolio turnover rate	9%(1)	19%	24%	29%	40%	53%
(1)
Not annualized.

(2)
Annualized.

(3)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the periods shown. The custody credit arrangement was discontinued as of January 1, 2013.

(4)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Asset Allocation Fund, Inc. Institutional Class
	Six Months Ended September 30, 2016 (unaudited)	November 1, 2015(1) to March 31, 2016
Net asset value, beginning of period	$28.15	$28.97
Income/(loss) from investment operations:
Net investment income/(loss)	(0.70)	0.08
Net gains/(losses) on securities (both realized and unrealized)	2.08	(0.07)
Total from investment operations	1.38	0.01
Less distributions:
Dividends from net investment income	—	(0.06)
Distributions from net realized gains	—	(0.77)
Total distributions	—	(0.83)
Net asset value, end of period	$29.53	$28.15
Total return(2)	4.90%	0.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$8,404	$5,910
Ratio of gross expenses to average net assets(3)(4)	1.22%	2.91%
Ratio of net expenses to average net assets(3)(5)	0.87%	0.93%
Ratio of net investment income to average net assets(3)	0.43%	0.64%
Portfolio turnover rate(2)	9%	19%
(1)
Commencement of operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)	September 30, 2016

1.   Significant Accounting Policies
The Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Each Fund is currently divided into two classes of shares: Investor Class shares and Institutional Class shares. Investor shares are available to any investor who meets the fund’s minimum purchase requirement. Institutional shares are designed for investors who meet certain administrative, service and account size criteria. The Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. The Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Value Line Funds (the “Value Line Funds”) is a family of 12 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

Notes to Financial Statements
(unaudited) (continued)

(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the six months ended September 30, 2016, there were no transfers between Level 1, Level 2, and Level 3 assets for each Fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended September 30, 2016, there were no Level 3 investments in either Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of September 30, 2016, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

September 30, 2016

The dividends and distributions were as follows:
	Six Months Ended September 30, 2016 (unaudited)	Year Ended March 31, 2016
Value Line Small Cap Opportunities Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$6.1130
Institutional Class*:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$6.1130
Value Line Asset Allocation Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$0.0547
Distributions per share from net realized gains	$—	$0.7715
Institutional Class*:
Dividends per share from net investment income	$—	$0.0588
Distributions per share from net realized gains	$—	$0.7715
*
Commenced operations on November 1, 2015.

The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund may realize a gain or loss. The Funds use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Registration and filing fees	$21,707	$6,840	$28,547
Transfer agent fees	46,389	5,867	52,256
Sub-transfer agent fees	106,514	595	107,109
Other	263	263	526
	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Registration and filing fees	$22,344	$7,369	$29,713
Transfer agent fees	51,699	6,628	58,327
Sub-transfer agent fees	59,444	17	59,461
Other	263	263	526

Notes to Financial Statements
(unaudited) (continued)

(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of September 30, 2016, the Funds were not invested in joint repurchase agreements.

September 30, 2016

As of September 30, 2016, the Funds loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Small Cap Opportunities Fund, Inc.	$25,693,159	$26,022,274	$26,256,207
Value Line Asset Allocation Fund, Inc.	1,586,629	1,620,775	1,619,650
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the six months ended September 30, 2016.
	Remaining Contractual Maturity of the Agreements As of September 30, 2016
Value Line Small Cap Opportunities Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$26,022,274	$—	$—	$—	$26,022,274
Total Borrowings	$26,022,274	$—	$—	$—	$26,022,274
Gross amount of recognized liabilities for securities lending transactions					$26,022,274
	Remaining Contractual Maturity of the Agreements As of September 30, 2016
Value Line Asset Allocation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$553,282	$—	$—	$—	$553,282
Corporate Bonds & Notes	1,067,493	—	—	—	1,067,493
Total	$1,620,775	$—	$—	$—	$1,620,775
Total Borrowings	$1,620,775	$—	$—	$—	$1,620,775
Gross amount of recognized liabilities for securities lending transactions					$1,620,775
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements
(unaudited) (continued)

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Small Cap Opportunities Fund, Inc.	$46,294,269	$49,607,753	$—	$—
Value Line Asset Allocation Fund, Inc.	30,395,396	21,800,258	4,690,907	5,996,104
4.   Income Taxes
At September 30, 2016, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Small Cap Opportunities Fund, Inc.	$313,961,051	$145,444,202	$(9,864,962)	$135,579,240
Value Line Asset Allocation Fund, Inc.	253,493,997	70,038,989	(1,116,864)	68,922,125
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Advisory fees of  $1,505,691 and $1,045,099 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to the Adviser for the six months ended September 30, 2016. This was computed at an annual rate of 0.75% of the daily net assets during the period and paid monthly for the Value Line Small Cap Opportunities Fund, Inc. and was computed at an annual rate of 0.65% of the daily net assets during the period and paid monthly for the Value Line Asset Allocation Fund, Inc. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries.
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. Effective March 1, 2009 through July 31, 2015, and voluntarily renewed annually, the Distributor contractually agreed to waive 0.10% of the Value Line Asset Allocation Fund, Inc.’s 12b-1 fees. Effective August 1, 2015, the Distributor is no longer waiving 0.10% of the Value Line Asset Allocation Fund Inc.’s 12b-1 fees. The Distributor has no right to recoup previously waived amounts. For the six months ended September 30, 2016, the below 12b-1 fees were paid or payable to the distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$495,842
Value Line Asset Allocation Fund, Inc.	393,586
Effective July 5, 2012, the Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay

September 30, 2016

to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended September 30, 2016, the below Sub TA fees were paid or payable to the distributor and waived by the distributor:
Fund	Sub TA Fees	Waived Amount
Value Line Small Cap Opportunities Fund, Inc.	$107,109	$441
Value Line Asset Allocation Fund, Inc.	59,461	8
The Adviser agreed to pay or reimburse certain expenses of the Fund attributable to the Institutional Class, to the extent necessary to limit the Fund’s Institutional Class total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2017 only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to waive all or a portion of its management fee and reimburse the Funds to the Expense Limitation. As of September 30, 2016, fees contractually reimbursed amounted to $10,929 and $11,560 for the Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund, respectively. As of September 30, 2016, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2020	$10,929
Value Line Asset Allocation Fund, Inc.	March 31, 2020	11,560

During the six months ended September 30, 2016, the Fund did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.
6.   Custodian Out-of-Pocket Expenses
On August 12, 2016, State Street Bank & Trust (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 1998 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses that should have been adjusted over time but were not. SSB has estimated, and offered to reimburse, the amount of the difference in what was and what should have been charged, plus interest. For each Fund, the reimbursement amount offered by SSB has been received and is netted in “Custodian and Accounting fees” on the Statement of Operations. Based on the information provided by SSB, the Funds believe the impact of these errors is immaterial for each Fund.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 through September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 4/1/16	Ending account value 9/30/16	Expenses paid during the period 4/1/16 thru 9/30/16*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,084.50	$6.38	1.22%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,085.80	5.07	0.97
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,047.60	5.75	1.12
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,049.00	4.47	0.87
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	1,000.00	1,018.95	6.17	1.22
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,020.21	4.91	0.97
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,019.45	5.67	1.12
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,020.71	4.41	0.87
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the Fund’s most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Semi-Annual Report	September 30, 2016

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENTS
FOR VALUE LINE ASSET ALLOCATION FUND, INC. AND
VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Asset Allocation Fund, Inc. and Value Line Small Cap Opportunities Fund, Inc. (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
In considering whether the continuance of a Fund’s Agreement was in the best interests of such Fund and its shareholders, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In selecting the Adviser and approving the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified Value Line Asset Allocation Fund, Inc. within its Moderate Allocation category and Value Line Small Cap Opportunities Fund, Inc. within its Small Growth category. In the prior year, Morningstar classified Value Line Asset Allocation Fund, Inc. within its Aggressive Allocation category and Value Line Small Cap Opportunities Fund, Inc. within its Mid-Cap Growth category.
In preparing a Peer Group for each Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Value

Semi-Annual Report (continued)

Line Asset Allocation Fund, Inc. consisting of 11 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund and the Peer Group for the Value Line Small Cap Opportunities Fund, Inc. consisting of 13 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) each Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index.
Value Line Asset Allocation Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians but not the benchmark index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2016.
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2016. The Board considered that the Fund’s performance in periods prior to January 2013 was achieved before a change in the Fund’s principal investment strategy that increased concentration in small capitalization companies from 65% to 80% of the Fund’s total assets under normal conditions.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the cost of providing administrative services for the Funds as part of its fee under the Agreement but does not bear the costs of providing fund accounting for the Fund as part of its fee. The Board was informed that the advisory fee rates for certain funds in the Peer Group and Category may include the provision of both fund accounting and administrative services and, if it did, the Fund’s fee rate would have compared less favorably. Therefore, the Board also compared the Adviser’s fee rate to the management fee rates of funds in the Peer Group and Category, which include not only advisory fees but also fund accounting and administrative service costs. After a review of the information provided to the Board, the Board concluded that each Fund’s advisory fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of such Fund’s Agreement.

September 30, 2016

Value Line Asset Allocation Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate under the Agreement was the same as that of the Peer Group median, but slightly greater than that of Category median. The Board further noted that, before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, for the most recent fiscal year for which audited financial data is available, the Fund’s fee rate under the Agreement was less than the combined advisory and administrative median fee rates of the Peer Group and Category.
Value Line Small Cap Opportunities Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rates of the Peer Group and Category medians. The Board further noted that, before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, for the most recent fiscal year for which audited financial data is available, the Fund’s fee rate under the Agreement was also even less than the combined advisory and administrative median fee rates of the Peer Group and Category medians.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. The Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. However, the Board noted that, with respect to each Fund, the Distributor and Adviser contractually agreed to, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Fund’s Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) during the period ending June 30, 2017 pursuant to an Expense Limitation Agreement. Each Fund’s Expense Limitation Agreement provides that the Adviser and the Distributor may subsequently recover from assets attributable to the Fund’s Institutional Class the waived fees and/or reimbursed expenses (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s class-specific expense ratio (subject to the exclusions noted above) falls below that of the Investor Class. A Fund’s Expense Limitation Agreement can be terminated or modified before June 30, 2017 only with the approval of the Board. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Asset Allocation Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.(1)
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.(2)
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services, but the Board considered that a Fund’s payment of such fees to financial intermediaries might reduce amounts that the Distributor or the Adviser would otherwise pay

(1)
The expenses used in the comparison were provided by the Adviser, since the audited financial data for the Fund’s fiscal year ended March 31, 2016 was not available.

(2)
The expenses used in the comparison were provided by the Adviser, since the audited financial data for the Fund’s fiscal year ended March 31, 2016 was not available.

Semi-Annual Report (continued)

out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Asset Allocation Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Small Cap Opportunities Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Agreement as in the best interest of that Fund and its shareholders.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
*
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10 Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11 Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Not applicable

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	December 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	December 7, 2016